Exhibit 10.1
AMENDMENT NUMBER FOUR
TO THE
BRIGHTHOUSE SERVICES, LLC
VOLUNTARY DEFERRED COMPENSATION PLAN

The BRIGHTHOUSE SERVICES, LLC VOLUNTARY DEFERRED COMPENSATION PLAN (the “Plan”) is hereby amended, effective as of January 1, 2023, as follows:

1.Section 10.1 of the Plan is hereby amended by restating the first sentence thereof in its entirety to read as follows:

“Except as provided in Section 3.4 of this Plan, the amount of payment(s) from each Deferred Compensation Account shall reflect the value of such Deferred Compensation Account through the first business day of the month in which each payment from a Deferred Compensation Account is made, as adjusted for Investment Tracking.”

2.Section 10.3.1 of the Plan is hereby amended by restating the second sentence thereof in its entirety to read as follows:

“The amount of such distribution will be valued based on the Investment Tracking Funds’ respective closing prices at the end of the first business day of the month in which such distribution is made.”

IN WITNESS WHEREOF, this amendment has been executed by the Plan Administrator on this 28th day of April 2023.

Plan Administrator

/s/ Micah Dowling
Micah Dowling

Witness:	/s/ Tracy Kidd

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